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                                                                      EXHIBIT 32

    Certification by the Chief Executive Officer and Chief Financial Officer
          Relating to a Periodic Report Containing Financial Statements

     I, David W. Trego, Chief Executive Officer, and I, John C. Barney, Chief Financial Officer, of UGI Utilities, Inc., a Pennsylvania corporation (the "Company"), hereby certify that to our knowledge:

     (1) The Company's periodic report on Form 10-Q for the period ended March 31, 2006 (the "Form 10-Q") fully complies with the requirements of
          Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      * * *

CHIEF EXECUTIVE OFFICER                 CHIEF FINANCIAL OFFICER


/s/ David W. Trego                      /s/ John C. Barney
-------------------------------------   ----------------------------------------
David W. Trego                          John C. Barney

Date: May 8, 2006                       Date: May 8, 2006